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                                  Exhibit 23(i)

                         CONSENT OF ARTHUR ANDERSEN LLP


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 20, 1998 included (or incorporated by reference) in EG&G, Inc.'s Form 10-K for the year ended December 28, 1997 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            --------------------------
                                            ARTHUR ANDERSEN LLP




Boston, Massachusetts
December 16, 1998



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